UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12
EMMIS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 13, 2017

EMMIS COMMUNICATIONS CORPORATION

communications

EMMIS COMMUNICATIONS CORP.
40 MONUMENT CIRCLE
INDIANAPOLIS, IN 46204

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 05, 2017
Date: July 13, 2017 **Time:** 10:00 AM EDT
Location: One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000339252_1 R1.0.1.15

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before **June 29, 2017** to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000339252_2 R1.0.1.15

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Richard A. Leventhal   02 Peter A. Lund   03 Lawrence B. Sorrel

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. Approval of the 2017 Equity Compensation Plan, as set forth in Exhibit A to the accompanying proxy statement

3. Ratification of the selection of Ernst & Young LLP as Emmis' independent registered public accountants for the fiscal year ending February 28, 2018.

NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

0000339252_3 R1.0.1.15

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 13, 2017

EMMIS COMMUNICATIONS CORPORATION

emmis
communications

EMMIS COMMUNICATIONS CORP.
40 MONUMENT CIRCLE
INDIANAPOLIS, IN 46204

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 05, 2017
Date: July 13, 2017 **Time:** 10:00 AM EDT
Location: One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000339253_1 R1.0.1.15

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before June 29, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000339253_2 R1.0.1.15

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Richard A. Leventhal   03 Lawrence B. Sorrel

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. Approval of the 2017 Equity Compensation Plan, as set forth in Exhibit A to the accompanying proxy statement

3. Ratification of the selection of Ernst & Young LLP as Emmis' independent registered public accountants for the fiscal year ending February 28, 2018.

NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

0000339253_3 R1.0.1.15